UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

INTELLIGENT LIVING CORP.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction      (Commission            (I.R.S. Employer

  of Incorporation)                 File Number)         Identification No.)

256 S. Robertson Blvd. Los Angeles, CA 90211

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(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (310)358-3323

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Former name or former address, if changed since last report

101-618 East Kent Avenue South, Vancouver, BC V5X 0B1

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Our Board of Directors

On June 25, 2013, Murat Erbatur resigned as a director, and on June 26, 2013, the Board of Directors (the sole remaining member of which was Mr. Michael Holloran), appointed Mr. Ian Gilbey as a director to fill a vacancy on the Board.

Ian Gilbey, Director

Mr. Gilbey, age 45, is an accomplished senior financial consultant with a background that includes over 18 years in the financial markets where he has developed extensive industry relationships in the origination and execution of a broad range of strategic transactions.  This included handling domestic mergers and acquisitions, raising venture capital, public offerings and the raising of capital for publicly traded, sponsor owned and private corporations.

Mr. Gilbey started his financial career as an account executive reporting to the Senior Vice President of Sutro in May 1994, where he became licensed for both Series 7 and Series 63.  In July 1995 he joined The Boston Group, where he was involved in raising capital for initial public offerings (IPO's), such as BJ's Restaurants, En Point Computers and Jerry's Famous Deli.  In 1997 he developed a team for managing multi-million dollar portfolios in equity funds, bonds and IPO's and moved the group to Prudential Securities in March 1997.

In September 2002, Mr. Gilbey joined Noble Capital in Florida, where he was responsible for raising investment capital for managed portfolios by developing network television financial infomercials and radio talk show news programming.  In May 2003 he joined a market neutral hedge fund, Tide Water Capital, where he was responsible for the trading desk, raising capital and product review.

Since 2006 Ian Gilbey has been an independent consultant assisting companies achieve their corporate goals. His activities have included: corporate structuring for public markets, establishing share structures for internal ownership and public equity, and general corporate development. He has worked with company boards, CEO's, legal departments, corporate investor relations and corporate marketing teams.

Mr. Gilbey graduated from Thomas Bennett Community College, Crawley, England in 1986 and during 1991 attended Santa Monica Community College, Business Program.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            INTELLIGENT LIVING CORP.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: July 1, 2013